Exhibit 10.11

Exhibit “F”

CAUSE NO. 2004-63048

DRAGO DAIC, ET AL,	§	IN THE DISTRICT COURT OF
Plaintiff,	§
§
v.	§	HARRIS COUNTY, T E X A S
§
CALYPSO WIRELESS, INC., ET AL,	§
Defendants.	§	151st JUDICIAL DISTRICT

RELEASE OF JUDGMENT AS TO ONLY CALYPSO WIRELESS, INC.

The undersigned is the owner and holder of that certain Final Judgment signed on December 8, 2006, in this lawsuit.  For ten dollars and other good and valuable consideration, the undersigned hereby releases the Final Judgment as to Defendants Calypso Wireless, Inc. only.  The undersigned does not hereby release the Final Judgment as to Defendants David Davila or Carlos Mendoza.

SIGNED this _____ day of ______________, 200__.

_________________________________
Drago Daic, Plaintiff

ACKNOWLEDGMENT

STATE OF TEXAS	§
COUNTY OF HARRIS	§

This instrument was acknowledged before me on the ____ day of _________________, 200__, by Drago Daic.

______________________________
NOTARY PUBLIC, STATE OF TEXAS

My Commission Expires: